Piper Sandler & Co

East Coast Financial Services Conference

November 16, 2023

David J. Nasca
President & Chief Executive Officer

John B. Connerton
EVP & Chief Financial Officer

Evans Bancorp Inc.

Evans BancorpEx. 99.1

Safe Harbor Statement

This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning future business, revenue and earnings.  These statements are not historical facts or guarantees of future performance, events or results.  There are risks, uncertainties and other factors that could cause the actual results of Evans Bancorp to differ materially from the results expressed or implied by such statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include the impacts from COVID-19, competitive pressures among financial services companies, interest rate trends, general economic conditions, changes in legislation or regulatory requirements, effectiveness at achieving stated goals and strategies, and difficulties in achieving operating efficiencies.  These risks and uncertainties are more fully described in Evans Bancorp’s Annual and Quarterly Reports filed with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date they are made.  Evans Bancorp undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise.

Evans BancorpEx. 99.1

Evans Bancorp, Inc. (NYSE American: EVBN)

Building a preeminent community financial institution

Creating scale and sophistication to leverage in a resurgent
WNY market

Increasing competitive advantages with top tier talent and differentiated client experiences

A Century of serving Western New York

Established: 1920

Branches: 18

Insurance Locations: 8

Recent Price $25.90

52 week range $23.20 - $40.57

Market Capitalization $141 million

Total shares outstanding 5.4 million

Ownership – Insider 5%

Institutional 63%

Evans BancorpEx. 99.1

Evans Core Values

Evans BancorpEx. 99.1

Evans to Sell Insurance Business

Captures valuation premium and provides capital to strategically redeploy across the core banking franchise

Sale Price

$40.0 M

Net Gain *(after tax)*

$15.1 M

LTM Insurance Agency Revenue

~3.9x

LTM Earnings

~20.3x

Pro Forma Capital Impact*

TCE / TA	7.47%	+112 bps
Tier 1 Leverage	10.58%	+119 bps
Total Risk Based Capital	14.80%	+151 bps
Tangible Book Value / Share	$29.77	+18.9%

Eliminates $12 million of goodwill and other intangibles

Proceeds provide potential net income and earnings per share enhancements as generated capital is deployed through strategic and franchise growth initiatives

Expect to close in Q4 23

**Prior to potential deployment of proceeds*

©2023 Evans Bancorp, Inc.

Opportunity for Continued Growth

Market Share By Deposits
$72.8B

Growing in market dominated by two top 25 banks

Source: FDIC, as of June 30, 2023 (Metropolitan Statistical Area: Buffalo-Cheektowaga, NY)

Evans BancorpEx. 99.1

Total Assets

Building platform for increased future earnings power

Recent decline reflects reduction in  investment securities

Acquired Fairport Savings Bank
May 1, 2020

11% CAGR

Evans BancorpEx. 99.1

Total Loans

Loan pipeline continues to be solid at
$67 million

Expect total commercial loan growth to be approximately 3% in 2023

Q3 23 up 5% Y/Y on higher commercial real estate loans and residential mortgages, partially offset by lower commercial and industrial loans

9% CAGR

Evans BancorpEx. 99.1

Commercial Loan Portfolio by Industry

Total Portfolio: $1.2 billion

Well diversified

Strong credit quality

Stable multi-family market

Office Portfolio:

Weighted avg risk rating 3.55

LTV for Office Portfolio is 54%

Evans BancorpEx. 99.1

Credit Fundamentals

Solid underwriting discipline and proactive portfolio management

In-market focus and deep customer relationships

NPAs to Total Loans + OREO

Net Charge Offs to Average Loans

Evans BancorpEx. 99.1

Liquidity

Diversified deposit base, as well as other alternative sources of funding

Executing well against stiff competition – retaining key deposit relationships

Uninsured and uncollateralized deposits steady at 18% in Q3 2023

10% CAGR

LTD Ratio

Evans BancorpEx. 99.1

Deposit Composition and Product Growth

Demand: + 1% or $5M

NOW: + 7% or $21M

Savings: - 4% or $28M

Time: + 7% or $21M

Q3 2023 Composition:

1.80 billion

Savings & Money Market

Demand & NOW

Time Deposits

Evans BancorpEx. 99.1

Securities Portfolio

9/30/23 AFS total $334.5M down 9% Y/Y

Securities 16% of total assets

97% of total portfolio AFS

Conservative mix

Municipal, 6%

Treasury, 11%

Agency MBS, 22%

Agency CMBS, 33%

Agency, 28%

Evans BancorpEx. 99.1

Non-Interest Income Composition

Q3 2023 TTM Non-Interest Income:
$18.8 Million

Announced agreement to sell the insurance business to Arthur J. Gallagher on Nov 7, 2023

Expect to close in the fourth quarter of 2023

Transaction provides ~20 years of insurance earnings and return of capital for other initiatives

Q3 2023 TTM Non-Interest Income:
$18.8 Million

Bank-owned Life Insurance, 5%

Other Income, 23%

Bank Charges, 14%

Insurance Service & Fees, 58%

Evans BancorpEx. 99.1

Net Interest Margin

Interest rate pressure and significant competition have driven deposit costs higher

Expect 15 to 20 basis points of NIM compression in the fourth quarter of 2023

Evans BancorpEx. 99.1

Expense Management

Focusing on controlling costs and efforts to improve efficiencies

Total expenses down 5% since 2021

Non-Interest Expense

Evans BancorpEx. 99.1

Net Income

(in millions, except per share data)

NIM pressure partially offset by:

Non-interest income growth

Expense management focus

5% CAGR

Earnings per Share - Diluted

*2020 included $6 million of one-time FSB merger-related expenses

Evans BancorpEx. 99.1

Results Accruing to Shareholders

Dividend Payment

6% CAGR

Book Value per Share without AOCI with AOCI

Dividend Yield

Dividend Payout Ratio

* SNL represents banks >$1B <$5B

Evans BancorpEx. 99.1

Evans Strategic Objectives

Evans BancorpEx. 99.1

Strategic Objectives (2023)

Commercial and Residential Lending

Commercial:

Expect to achieve low to mid-single digit loan growth

Significant experience and talent were added to the Commercial Real Estate and Commercial & Industrial Teams in both Buffalo and
Rochester, New York, expanding penetration in those markets and introducing new contacts and clients to Evans

Residential:

A more substantial mortgage program adds diversity to our revenue stream and complements our insurance agency and large and successful commercial banking business

Evans Insurance Agency

Building out strong sales talent to further strengthen and competitively support existing business retention and new policy sales

  Status

On track; expect ~3% commercial loan growth in 2023

Residential has been challenged given current rate environment

Monetized business; additional capital provides flexibility for other initiatives

Evans BancorpEx. 99.1

Strategic Objectives (2023)

Technology Evolution

Aligned to focus on advancing customer experience, operational efficiency and scalability

Goal to deliver strong and stable IT support for Bank growth

Focus on Talent

Talent and culture are true differentiators for Evans and key determinants for our success

Learning and development efforts, combined with consistent company and manager-led communication and programs, and focus on team empowerment and diversity

Concentrated heavily on preparing our team for the continuously changing environment and future technology enhancements

Community

Evans seeks to meet its values and honor its stewardship as a community based financial institution

Continue to support community projects and contribute our resources and business expertise to programs and entities that enrich our community

Status

Completed phase 1 of multi-year commercial efficiency initiative; Digital banking projects on track

Ongoing focus with strong retention rates and continuing commitment to DEI and inclusive strategic plan; Corporate realignment completed in Q2

Ongoing focus with numerous community focused events and other involvement  (both dollar investments and people resources)

Evans BancorpEx. 99.1

Investment Highlights

Strong and growing franchise in resurgent WNY

Strong operating fundamentals

Steady deposit base and loan growth

Lower-risk balance sheet with solid capital base

Strong liquidity to support robust loan pipeline and investments to drive growth and earnings

Market expansion with acquisition of FSB Bancorp

Value creation: leverage strength of Evans commercial bank and combined mortgage operation

Created team to continue to gain market share

Top tier talent

Seasoned management team with deep relationships

Technology infrastructure to support operational sophistication and customer experience

Shareholder return orientation

Solid dividend payout

Evans BancorpEx. 99.1

Management Team

David J. Nasca, President and Chief Executive Officer

John B. Connerton, EVP, Chief Financial Officer

Mary Ellen Frandina, EVP, Chief Administrative Officer

Kenneth D. Pawlak, EVP, Chief Commercial Banking Officer

Nicholas J. Snyder, EVP, Retail Distribution and Corporate Operations

Aaron M. Whitehouse, President, The Evans Agency, LLC

Jen Zorn, EVP, Chief Information Officer

Audrey J. Meyers, SVP, Chief Retail Banking Officer

Evans BancorpEx. 99.1

Piper Sandler & Co

East Coast Financial Services Conference

November 16, 2023

Evans Bancorp Inc.

Evans BancorpEx. 99.1